EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the quarterly report of CNB Corporation on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Robert P. Hucks, President and Chief Executive Officer of the CNB Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.       The  above-listed  Form 10-Q fully  complies with the  requirements  of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The  information   contained  in  the  above-listed  Form  10-Q  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.





Date:  August 9, 2005                     s/Robert P. Hucks
                                          -------------------------------------
                                          Robert P. Hucks
                                          President and Chief Executive Officer